                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 12 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 11, 2000


                                HotJobs.com, Ltd.
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               (Exact Name of Registrant as Specified in Charter)

Delaware                             0-26891                13-3931821
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(State or Other Juris-              (Commission File        (IRS Employer
diction of Incorporation)           Number)
Identification No.)


  406 West 31st Street, 9TH Floor, New York, NY             10001
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(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (212) 699-5300

               24 West 40th Street, 14th Floor, New York, NY 10018
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          (Former Name or Former Address, if Changed Since Last Report)















                                Page 1 of 5 Pages
                        (Exhibit Index appears on page 5)

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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

      On May 11, 2000, HotJobs.com, Ltd., a Delaware corporation (the "Company"), completed the previously announced merger transaction with Resumix, Inc. ("Resumix") pursuant to which Resumix became a wholly-owned subsidiary of the Company.

      Pursuant to the merger, certain stockholders of Resumix owning in the aggregate approximately 99.1% of the outstanding capital stock of Resumix received, in exchange for their outstanding shares of preferred stock and common stock of Resumix, a number of shares of common stock of the Company determined by multiplying the number of shares of common and preferred stock of Resumix held by them by .2352941 (the "Conversion Number"). As a result, the Company issued 3,560,019 shares of common stock of the Company, of which 359,282 will be held in escrow for one year pending satisfaction of certain conditions.
As a result of the merger, all other stockholders of Resumix who were not "accredited investors" received, in exchange for each of their shares of common stock of Resumix, an amount in cash equal to $2.47 per share. The Company will pay approximately $400,000 to these stockholders.

      Additional information with respect to the merger is included in the press release issued May 11, 2000 by the Company and attached hereto as Exhibit 99. In addition, the Current Report on Form 8-K filed by the Company on May 1, 2000 announcing the signing of a merger agreement with Resumix is incorporated herein by reference and made a part hereof.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits.

(a)   Financial Statements of Business Acquired:

      The financial statements of the business acquired as required by this Item 7(a) will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date this Current Report on Form 8-K is required to be filed.

(b)   PRO FORMA Financial Information:

      The PRO FORMA financial information as required by this Item 7(b) will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date this Current Report on Form 8-K is required to be filed.

(c)  EXHIBIT NO.        DESCRIPTION

         (2) Agreement and Plan of Merger, dated as of April 25, 2000, by and among HotJobs.com, Ltd., Resumix Acquisition Corp., Resumix, Inc., Ceridian Corporation, General Atlantic Partners 48, L.P., GAP Coinvestment Partners, L.P., General Atlantic Partners 60, L.P., GAP Coinvestment Partners II, L.P., Double Diamond Associates, LLC and Stephen J. Ciesinski (incorporated by reference to the Form 8-K filed by HotJobs.com, Ltd. on May 1, 2000).

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      (10(a))           Employment Agreement by and between HotJobs.com, Ltd.
                        and Stephen J. Ciesinski dated as of April 25, 2000 (incorporated by reference to the Form 8-K filed by HotJobs.com, Ltd. on May 1, 2000).

      (10(b)) Form of Officer Employment Agreement (incorporated by reference to the Form 8-K filed by HotJobs.com, Ltd. on May 1, 2000).

      (10(c)) Registration Rights Agreement, dated as of May 11, 2000 by and among HotJobs.com, Ltd. and the Shareholders listed on Schedule I thereto.

      (99)              Press Release dated May 11, 2000.


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                                   SIGNATURES



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HOTJOBS.COM, LTD.



Date:  May 24, 2000                       By:_____________________________
                                             Name:  Lowell W. Robinson
                                             Title: Senior Executive Vice
                                                    President-Business and
                                                    Finance and Chief Financial
                                                    Officer


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                                HOTJOBS.COM, LTD.

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

                                     EXHIBIT



      (2) Agreement and Plan of Merger, dated as of April 25, 2000, by and among HotJobs.com, Ltd., Resumix Acquisition Corp., Resumix, Inc., Ceridian Corporation, General Atlantic Partners 48, L.P., GAP Coinvestment Partners, L.P., General Atlantic Partners 60, L.P., GAP Coinvestment Partners II, L.P., Double Diamond Associates, LLC and Stephen J. Ciesinski (incorporated by reference to the Form 8-K filed by HotJobs.com, Ltd. on May 1, 2000).

      (10(a))           Employment Agreement by and between HotJobs.com, Ltd.
                        and Stephen J. Ciesinski dated as of April 25, 2000 (incorporated by reference to the Form 8-K filed by HotJobs.com, Ltd. on May 1, 2000).

      (10(b)) Form of Officer Employment Agreement (incorporated by reference to the Form 8-K filed by HotJobs.com, Ltd. on May 1, 2000).

      (10(c)) Registration Rights Agreement, dated as of May 11, 2000 by and among HotJobs.com, Ltd. and the Shareholders listed on Schedule I thereto.

      (99)              Press Release dated May 11, 2000.



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